EXHIBIT 32

                           SECTION 1350 CERTIFICATION

         In connection with the Quarterly Report of Ambient Corporation (the "Company") on Form 10-QSB for the three months ended March 31, 2006 (the "Report") filed with the Securities and Exchange Commission, I, John J. Joyce, Chief Executive Officer (and Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   MAY 15, 2006               /s/ JOHN J. JOYCE
                              -------------------------------
                                JOHN J. JOYCE
                                CHIEF EXECUTIVE OFFICER PRINCIPAL
                                EXECUTIVE OFFICER AND PRINCIPAL
                                FINANCIAL AND ACCOUNTING OFFICER)

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AMBIENT CORPORATION AND WILL BE RETAINED BY AMBIENT CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.